TOTAL ENTERTAINMENT RESTAURANT CORP.
                      REPORT ON FORM 10Q SEPTEMBER 9, 2003

                  CERTIFICATION BY JAMES K. ZIELKE PURSUANT TO
                  18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned, Chief Financial Officer of Total Entertainment Restaurant Corp. (the "Company"), hereby certifies, to the best of my knowledge, that the Form 10-Q of the Company for the quarter ended September 9, 2003 (the "Periodic Report") accompanying this certification fully complies with the requirements of the Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



     Date   October 22, 2003                    /s/ JAMES K. ZIELKE
          ---------------------                 --------------------------------
                                                James K. Zielke
                                                Chief Financial Officer,
                                                Secretary and Treasurer


EXHIBIT 32.2